Semiannual Report
JAPAN FUND
APRIL 30, 2002
T. ROWE PRICE

REPORT HIGHLIGHTS
-----------------
JAPAN FUND
----------
* Despite a brief technical rally at period's end, the Japanese market extended its losses for the full period.
* A cautious attitude toward technology proved harmful during the period as the sector rallied.
* The fund found its most consistent results in the auto sector, which posted record earnings.
* Despite the economic backdrop, we are finding individual companies offering strong earnings potential and shareholder-oriented management.

REPORTS ON THE WEB
------------------
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
FELLOW SHAREHOLDERS
-------------------
     Despite a strong run in the last three months, the Japanese market sank again in the six and 12 months ended April 30, 2002. A combination of factors kept the Tokyo Stock Exchange under water, including poor economic data, dwindling corporate earnings expectations, and disappointment in reform-minded Prime Minister Junichiro Koizumi. Technology and blue chip stocks with significant non-yen revenue streams fared best, while banks, other financials, real estate, and non-export companies were worst hit.

PERFORMANCE COMPARISON
----------------------
Periods Ended 4/30/02           6 Months     12 Months
---------------------           --------     ---------
Japan Fund                        -4.71%       -27.09%
TSE First Section Index           -2.63        -23.81
TSE Second Section Index          -6.76        -17.62
Lipper Japanese
Funds Average                     -0.20        -25.02

     Your fund lagged in a lackluster market, falling 4.71% for the six-month period under review. The fund was underweight its peers in technology, which helped buffer results in the aftermath of the bursting of the technology bubble. However, an extremely strong rebound in Asian technology during recent months contributed to the fund's underperformance of the competitive Lipper universe of funds.

MARKET REVIEW
-------------
Politics and Economy
     Although the Koizumi government has made headway in some of its key reform goals--notably tax reform, the dismantling of special public corporations, and the privatization of the postal savings system--the movement seemed to lose steam in recent months. In January, Koizumi lost some public support when the very popular foreign minister Makiko Tanaka was dismissed in an apparent compromise deal between Koizumi and the old-guard power brokers within the Liberal Democratic Party (LDP). Also that month, the major banks extended 460 billion yen of new loans to retailer Daiei, one of the biggest "walking dead" companies in Japan. The popularity of the Koizumi government sank in the wake of these actions.

     Koizumi hasn't been helped by ongoing scandals within the ruling LDP, including accusations of bribery, misuse of public funds, abuse of power, and the wielding of undue influence. Several key public figures have resigned, and a number of political staffers have been arrested. Partly as a result, the LDP has lost its controlling seat of power in a majority of recent prefectural by-elections.

     Hopes that the global economic recovery would pull the Japanese economy out of the quagmire were short-lived. The country once again fell into a recession, as industrial production remained negative for a fifth consecutive quarter and unemployment hit record highs. The nationwide consumer price index (CPI) fell for the fourth consecutive year. In reaction, the majority of Japanese companies continued to announce spending cuts and downward earnings revisions.

Earnings and Markets
     The Japanese market indices drifted lower following the tragedy of September 11, in an environment of diminishing corporate earnings expectations. Corporate Japan continued to adapt and restructure faster than the government was able to implement reforms, but not fast enough to materially improve the bottom line. Earnings for the fiscal year-end in March were poor, especially in the dominant banking and technology sectors.

                             Japan's stock exchange
                             soared near the close
                             of the period, but the
                              rally was technical,
                            artificially supported,
                           and largely unsustainable.

     Real estate, utilities, construction, and bank stocks were the laggards during the last half. However, especially over the past three months, select sectors of the Japanese market rallied despite lackluster earnings outlooks. For example, a weakening yen helped boost enthusiasm for exporters, including many technology stocks. The bottoming of memory chip prices, combined with the belief that inventory levels were becoming historically low, prompted a strong rebound in the sector.

     Japan's stock exchange soared near the close of the period, but the rally was technical, artificially supported, and largely unsustainable. In February, the government acted to support the ailing equity market by investigating foreign securities companies for violations of short-selling rules. These inspections and the consequent penalties for some brokers resulted in an effective moratorium on short selling, which helped drive the market up over 20% in five weeks. This rally briefly benefited banks, securities, communications, and real estate sectors.

PORTFOLIO STRATEGY
------------------

The following table was depicted as a pie chart in the printed material.

INDUSTRY DIVERSIFICATION
------------------------
Consumer Discretionary   29%
Information Technology   15%
Other and Reserves       14%
Industrials and
     Business Services   13%
Consumer Staples         11%
Health Care               7%
Financials                6%
Telecommunication
     Services             5%

     Technology stocks and exporters enjoyed the strongest market rebounds following their post-September 11 lows. A better supply/demand balance for memory chips brightened investors' mood toward the sector and helped spur a 50% to 100% rally in many technology stocks, particularly semiconductor makers, semiconductor production equipment makers, and electronic component companies. As a result, the fund's underweight position in technology stocks hurt relative performance.

     However, the fund benefited from a significant overweighting in auto stocks. The Japanese auto companies have exceeded market expectations by continually adapting their corporate strategy and services while restructuring on a global scale. Nissan Motor announced better-than-anticipated fiscal-year results under the leadership of Carlos Ghosn due to aggressive restructuring and an impressive series of new model launches. Toyota Motor and Honda also attained record earnings levels. However, we cut our Honda position after the stock rallied because we anticipate increased competitive pressure in 2002 while they undertake several major model changes, and we thought their record 2001 earnings were not likely to be exceeded in the next fiscal year.

     The Japanese continue to lead the world in mobile telephony services. NTT DoCoMo, maker of the popular i-mode service, has been the leader in this industry and should benefit from the planned launch of i-mode services overseas. However, we trimmed the position slightly to establish a position in competitor KDDI. KDDI has begun to take market share from NTT DoCoMo and may continue to as it focuses its efforts on handset user-friendliness and the quality of its services. It should benefit further from already having a next-generation base station network in place.

                                We continued to
                              cautiously invest in
                            the medium-to-small-cap
                              area on a stock-by-
                                  stock basis.

     Recent bankruptcies of several major retailers, including Mycal and Sogo, have significantly reduced overcapacity in the retail sector. We also think the events will have an ongoing positive impact on sales expectations and competitiveness. To take advantage, we added to Ito-Yokado and Marui. In other areas, we bought Japan Energy, a gasoline distributor, which we expect to be a beneficiary of restructuring and the revaluation of its subsidiary holdings. However, we sold out of several bank stocks on recent strength because of a diminishing earnings outlook and increasing nonperforming loans.

     We continued to cautiously invest in the medium-to-small-cap area on a stock-by-stock basis. On weakness, we added to Trend Micro, one of the top-three global players in the anti-virus software market. We bought Round One, a bowling center operator, as it continued to take market share while adding value through restructuring and adding complementary entertainment businesses to each premises. We also added Star Micronics, printer and electronic sensor makers, as we anticipated increased earnings from strong order inflows from China in the coming year.

OUTLOOK
-------
     Amidst the wave of restructuring and merger activity in Japan, new and renewed business opportunities are being created that have the potential for significant payoff in time. We are not the only foreign investors to think so. GE Capital has invested more than $30 billion in the past eight years to build a comprehensive financial services group comprising over 10 separate acquisitions in Japan. Citigroup recently acquired the loan book of Marufuku, a medium-sized consumer finance group: this was the fifth such acquisition by Citigroup in less than two years. Roche, the Swiss pharmaceutical giant, recently took a controlling stake in Chugai Pharmaceutical, a medium-sized Japanese drug company.

     These investments have greatly encouraged a growing trend toward restructuring and, in particular, mergers and acquisitions. While some recent tie-ups have been defensive reactions by weak companies or divisions, others have more long-term potential as corporations pool capital. In May 2002, Nikon, Fujitsu, Hitachi, Hoya, Matsushita Electric Industrial, and NEC announced their plan to form an alliance to jointly develop new memory chip-making equipment. We will follow this development closely.

                              We continue to find
                               Japanese companies
                              that are developing
                             strong business niches
                           or are strong competitors
                               in their sectors.

     Foreign ownership has also helped these company-specific trends to take root across industries. The influence of non-Japanese major shareholders in the Japanese auto industry, particularly during the last three years, has restructured ailing businesses and produced impressive earnings recoveries. These impressive turnaround stories include the largest holding in your fund, Nissan (Renault now holding a 45% stake), as well as Mazda (Ford holding a 33.4% stake) and Mitsubishi Motors (Daimler-Chrysler holding a 34% stake). The trend has helped keep other Japanese auto companies globally competitive and on their toes.

     Another industry where non-Japanese business practices have started to make inroads has been banking. Shinsei Bank, formerly Long Term Credit Bank (LTCB), which went bankrupt and was nationalized in the late 1990s, has been under non-Japanese management for more than two years. It has impressively exceeded government-mandated profit targets during that time by a relentless focus on cost performance and by having a management team that is not afraid to make difficult decisions. For example, Shinsei began its quest by rebuilding its technology platform. Breaking long-standing relationships between the former LTCB and Japanese IT firms, new systems were developed in India, by the most competitive bidder. This cut the bill for the software upgrade to about five billion yen ($40 million)--about one-tenth the cost if the system had been "made in Japan." We expect Shinsei's upcoming earnings will highlight the gaping difference between how Japanese banks are being managed and how they could be managed.

     Positive changes are not only noted in companies with foreign management. We continue to find Japanese companies that are developing strong business niches or are strong competitors in their sectors. There is economic pressure on an increasing number of corporate sectors, which has prompted some companies to act before being forced to react. However, this kind of metamorphosis is likely to take more than a couple of years, and the pace of change may be more gradual than some investors would like to see.

     As the market continues to find direction, we anticipate that there will be an increase in the divergence of the winners and losers in the Japanese market. Success will become increasingly stock specific, as the best companies emphasize fundamentals and maintain a renewed emphasis on returns to shareholders, sustainable earnings, and strong management. As always, we will focus on identifying, researching, and tracking such companies.

Respectfully submitted,

/s/

John R. Ford
President, T. Rowe Price International Funds, Inc.
May 20, 2002

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS                               Percent of
                                                           Net Assets
                                                              4/30/02
-----------------------------------------------------------------------
  Nissan Motor                                                    6.5%
  Yakult Honsha                                                   4.2
  Canon                                                           3.9
  NTT DoCoMo                                                      3.5
  Takeda Chemical Industries                                      3.4
........................................................................
  East Japan Railway                                              3.3
  Megachips                                                       3.2
  Marui                                                           3.1
  Asahi Breweries                                                 2.7
  Tokyo Electric Power                                            2.6
........................................................................
  Ito                                                             2.5
  Trend Micro                                                     2.5
  Matsui Securities                                               2.4
  Nintendo                                                        2.4
  Sanyo Electric                                                  2.3
........................................................................
  Ito-Yokado                                                      2.3
  Toyota Motor                                                    2.0
  Bridgestone                                                     1.9
  Mitsubishi                                                      1.9
  Nomura Research Institute                                       1.8
........................................................................
  Seven-Eleven Japan                                              1.8
  Toys "R" Us-Japan                                               1.7
  KDDI                                                            1.7
  Hoya                                                            1.7
  Matsushita Electric Industrial                                  1.6
........................................................................
  Total                                                          66.9%

  Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                     TSE First            Lipper Japanese
                   Section Index           Funds Average          Japan Fund
4/30/92                10000                  10000                  10000
4/30/93                14736                  13203                  12596
4/30/94                15974                  14540                  14034
4/30/95                16028                  13204                  13065
4/30/96                16529                  14370                  14019
4/30/97                11482                  11088                  11197
4/30/98                9359                   9666                   9302
4/30/99                11327                  12709                  12508
4/30/00                15428                  19512                  19293
4/30/01                11185                  13200                  12799
4/30/02                8522                   8991                   9331


AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 4/30/02          1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
Japan Fund                    -27.09%       -9.31%       -3.58%        -0.69%
.................................................................................

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE JAPAN FUND
-------------------------------------------------------------------------------
Unaudited                       For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
                      6 Months      Year
                         Ended     Ended
                       4/30/02  10/31/01  10/31/00  10/31/99  10/31/98  10/31/97
NET ASSET VALUE
Beginning of period   $  6.58  $ 11.59   $ 13.62   $  6.72   $  7.97   $  9.02
.................................................................................
Investment activities
Net investment
income (loss)           (0.02)   (0.04)    (0.06)    (0.02)    (0.03)    (0.03)
Net realized and
unrealized gain (loss)  (0.29)   (3.77)    (1.92)     6.92     (1.22)    (1.02)
.................................................................................
Total from
investment activities   (0.31)   (3.81)    (1.98)     6.90     (1.25)    (1.05)
.................................................................................
Distributions
Net realized gain           -    (1.20)    (0.05)        -         -         -

NET ASSET VALUE
End of period         $  6.27  $  6.58   $ 11.59   $ 13.62   $  6.72   $  7.97

RATIOS/SUPPLEMENTAL DATA

Total return*          (4.71)%  (36.45)%  (14.61)%  102.68%   (15.68)%  (11.64)%
.................................................................................
Ratio of total expenses
to average net assets   1.38%+    1.25%     1.09%     1.14%     1.32%     1.24%
.................................................................................
Ratio of net investment
income (loss) to averag
net assets             (0.53)%+ (0.43)%   (0.38)%   (0.27)%   (0.37)%    (0.39)%
.................................................................................
Portfolio turnover     88.6%+    45.8%     59.5%     58.8%     66.9%     32.3%
Net assets,
end of period
(in thousands)        $ 144,774 $ 146,406 $ 309,686 $513,739  $50,949  $170,830
.................................................................................

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized

   The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
Unaudited                                                   April 30, 2002
PORTFOLIO OF INVESTMENTS                              Shares              Value
                                                      ------              -----
JAPAN  91.8%
Common Stocks  91.8%
Consumer Discretionary  29.1%
Bridgestone                                           194,000   $         2,735
--------------------------------------------------------------------------------
Fuji Photo Film ss.                                    48,000             1,525
--------------------------------------------------------------------------------
Ito-Yokado                                             67,000             3,302
--------------------------------------------------------------------------------
Marui                                                 359,000             4,421
--------------------------------------------------------------------------------
Matsushita Electric Industrial ss.                    177,000             2,370
--------------------------------------------------------------------------------
Nintendo                                               24,400             3,419
--------------------------------------------------------------------------------
Nissan Motorss.                                     1,231,000             9,468
--------------------------------------------------------------------------------
Round One *                                               656               934
--------------------------------------------------------------------------------
Sanyo Electric                                        728,000             3,349
--------------------------------------------------------------------------------
Sony ss.                                               43,300             2,326
--------------------------------------------------------------------------------
Sumitomo Rubber Industries                            499,000             1,923
--------------------------------------------------------------------------------
Toyota Motor                                          108,000             2,943
--------------------------------------------------------------------------------
Toys "R" Us-Japan                                     118,000             2,499
--------------------------------------------------------------------------------
Watami Food Service                                    50,000               629
--------------------------------------------------------------------------------
Watami Food Service (Bonus shares) *ss.                25,000               315
--------------------------------------------------------------------------------
Total Consumer Discretionary                                             42,158
--------------------------------------------------------------------------------

CONSUMER STAPLES  11.3%
Asahi Breweries                                       432,000             3,978
--------------------------------------------------------------------------------
Ito ss.                                               108,000             3,632
--------------------------------------------------------------------------------
Seven-Eleven Japan                                     70,000             2,621
--------------------------------------------------------------------------------
Yakult Honsha                                         601,000             6,078
--------------------------------------------------------------------------------
Total Consumer Staples                                                   16,309
--------------------------------------------------------------------------------

ENERGY  1.5%
Japan Energy ss.                                    1,512,000             2,154
--------------------------------------------------------------------------------
Total Energy                                                              2,154
--------------------------------------------------------------------------------

FINANCIAL  5.8%
Aiful                                                  24,400             1,693
--------------------------------------------------------------------------------
Joint                                                  29,850               433
--------------------------------------------------------------------------------
Matsui Securities                                     279,800             3,452
--------------------------------------------------------------------------------
Mitsui Fudosan                                        135,000             1,059
--------------------------------------------------------------------------------
Nomura Securities                                     130,000             1,812
--------------------------------------------------------------------------------
Total Financial                                                           8,449
--------------------------------------------------------------------------------

HEALTH CARE  6.9%
Banyu Pharmaceutical                                  113,000   $         1,511
--------------------------------------------------------------------------------
Daiichi Pharmaceutical                                 70,000             1,365
--------------------------------------------------------------------------------
Fujisawa Pharmaceutical                                92,000             2,249
--------------------------------------------------------------------------------
Takeda Chemical Industries                            112,000             4,900
--------------------------------------------------------------------------------
Total Health Care                                                        10,025
--------------------------------------------------------------------------------

INDUSTRIALS & BUSINESS SERVICES  12.5%
East Japan Railway                                      1,120             4,735
--------------------------------------------------------------------------------
Megachips                                             176,000             4,590
--------------------------------------------------------------------------------
Mitsubishi                                            359,000             2,691
--------------------------------------------------------------------------------
Secom                                                  44,000             2,165
--------------------------------------------------------------------------------
Sumitomo                                              332,000             2,026
--------------------------------------------------------------------------------
Tomen Electronics                                      73,100             1,878
--------------------------------------------------------------------------------
Total Industrials & Business Services                                    18,085
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY  15.2%
Canon                                                 147,000             5,630
--------------------------------------------------------------------------------
Hoya                                                   32,400             2,411
--------------------------------------------------------------------------------
Japan Business Computer                                74,000               863
--------------------------------------------------------------------------------
Kyocera                                                32,400             2,205
--------------------------------------------------------------------------------
Murata Manufacturing                                   21,300             1,348
--------------------------------------------------------------------------------
Nomura Research Institute                              20,100             2,637
--------------------------------------------------------------------------------
Rohm                                                   10,800             1,610
--------------------------------------------------------------------------------
Star Micronics                                        216,000             1,732
--------------------------------------------------------------------------------
Trend Micro *                                         134,500             3,623
--------------------------------------------------------------------------------
Total Information Technology                                             22,059
--------------------------------------------------------------------------------

MATERIALS  1.7%
Kaneka                                                230,000             1,594
--------------------------------------------------------------------------------
Pacific Metals *                                    1,000,000               786
--------------------------------------------------------------------------------
Total Materials                                                           2,380
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES  5.2%
KDDI ss.                                                  955             2,498
--------------------------------------------------------------------------------
NTT DoCoMo ss.                                            498             1,260
--------------------------------------------------------------------------------
NTT DoCoMo (Bonus shares) *ss.                          1,472             3,747
--------------------------------------------------------------------------------
Total Telecommunication Services                                          7,505
--------------------------------------------------------------------------------

UTILITIES  2.6%
Tokyo Electric Power ss.                              205,100   $         3,736
--------------------------------------------------------------------------------
Total Utilities                                                           3,736
--------------------------------------------------------------------------------
Total Japan (Cost $131,960)                                             132,860
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS  4.3%
Money Market Funds  4.3%
T. Rowe Price Reserve Investment Fund, 2.07% #      6,209,775             6,210
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $6,210)                                6,210
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
96.1% OF NET ASSETS (COST $138,170)                             $       139,070

Other Assets Less Liabilities                                             5,704

NET ASSETS                                                      $       144,774

#    Seven-day yield
*    Non-income producing
ss.  All or a portion of this security is on loan at April 30, 2002 - See Note 2

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2002

STATEMENT OF ASSETS AND LIABILITIES                                In thousands
-----------------------------------                                ------------
ASSETS
Investments in securities, at value (cost $138,170)                $   139,070
Securities lending collateral                                           19,389
Other assets                                                             6,837
Total assets                                                           165,296

LIABILITIES
Obligation to return securities lending collateral                      19,389
Other liabilities                                                        1,133
Total liabilities                                                       20,522

NET ASSETS                                                         $   144,774
Net Assets Consist of:
Undistributed net investment income (loss)                         $      (358)
Undistributed net realized gain (loss)                                 (71,292)
Net unrealized gain (loss)                                                 914
Paid-in-capital applicable to 23,076,575 shares
of $0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                     215,510

NET ASSETS                                                         $   144,774

NET ASSET VALUE PER SHARE                                          $      6.27

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
Unaudited                                                         In thousands

STATEMENT OF OPERATIONS                                               6 Months
                                                                         Ended
                                                                       4/30/02
Investment Income (Loss)
Income
  Dividend (net of foreign taxes of $77)                            $      437
  Interest                                                                  96
  Securities lending                                                        33
  Total income                                                             566
Expenses
  Investment management                                                    550
  Shareholder servicing                                                    241
  Custody and accounting                                                    71
  Prospectus and shareholder reports                                        22
  Registration                                                              20
  Legal and audit                                                            8
  Proxy and annual meeting                                                   6
  Directors                                                                  3
  Miscellaneous                                                              3
  Total expenses                                                           924
Net investment income (loss)                                              (358)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss)
  Securities                                                           (36,359)
  Foreign currency transactions                                              2
  Net realized gain (loss)                                             (36,357)
Change in net unrealized gain (loss)
  Securities                                                            30,702
  Other assets and liabilities
  denominated in foreign currencies                                         30
  Change in net unrealized gain (loss)                                  30,732
Net realized and unrealized gain (loss)                                 (5,625)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $   (5,983)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
Unaudited                                                          In thousands

STATEMENT OF CHANGES IN NET ASSETS
                                                         6 Months         Year
                                                            Ended         Ended
                                                          4/30/02      10/31/01
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                        $     (358)   $     (904)
  Net realized gain (loss)                               (36,357)      (35,354)
  Change in net unrealized gain (loss)                    30,732       (58,122)
  Increase (decrease) in net assets from operations       (5,983)      (94,380)
Distributions to shareholders
  Net realized gain                                            -       (30,381)
Capital share transactions *
  Shares sold                                            163,481       253,688
  Distributions reinvested                                     -        29,100
  Shares redeemed                                       (159,130)     (321,307)
  Increase (decrease) in net assets from capital
  share transactions                                       4,351       (38,519)
Net Assets
Increase (decrease) during period                         (1,632)     (163,280)
Beginning of period                                      146,406       309,686
End of period                                         $  144,774    $  146,406

*Share information
  Shares sold                                             27,296        29,964
  Distributions reinvested                                     -         2,893
  Shares redeemed                                        (26,466)      (37,334)
  Increase (decrease) in shares outstanding                  830        (4,477)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
Unaudited                                                       April 30, 2002

NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Japan Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 30, 1991. The fund seeks long-term growth of capital through investments in common stocks of companies located, or with primary operations, in Japan.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At April 30, 2002, the value of loaned securities was $18,342,000; aggregate collateral consisted of $19,389,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $59,376,000 and $56,179,000, respectively, for the six months ended April 30, 2002.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Income and capital gain distributions determined in accordance with federal income tax regulations differ from net investment income and realized gains recognized for financial reporting purposes and, accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     The fund intends to retain realized gains that may be offset by available capital loss carryforwards for tax purposes. As of October 31, 2001, the fund's most recent tax year-end, the fund had $34,916,000 of capital loss carryforwards available to offset future realized gains, all of which expire in 2009. At April 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $138,170,000. Net unrealized gain aggregated $900,000 at period-end, of which $15,087,000 related to appreciated investments and $14,187,000 related to depreciated investments.

NOTE 4 - FOREIGN TAXES
----------------------

        The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

NOTE 5 - RELATED PARTY TRANSACTIONS
-----------------------------------

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $92,000 was payable at April 30, 2002. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2002, and for the six months then ended, the effective annual group fee rate was 0.32%.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these related party agreements totaled approximately $222,000 for the six months ended April 30, 2002, of which $50,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the six months ended April 30, 2002, the fund was allocated $9,000 of Spectrum expenses, $5,000 of which was payable at period-end. At April 30, 2002, approximately 2.3% of the outstanding shares of the fund were held by Spectrum.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2002, totaled $96,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
ABOUT THE FUND'S DIRECTORS AND OFFICERS
---------------------------------------
     Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc.; "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

INDEPENDENT DIRECTORS
---------------------
NAME                            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
(DATE OF BIRTH)                 OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
YEAR ELECTED*
-------------

Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
2001

Anthony W. Deering              Director, Chairman of the Board, President,
(1/28/45)                       and Chief Executive Officer, The Rouse Company,
1991                            real estate developers

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC,
(1/27/43)                       an acquisition and management advisory firm
1988

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present)
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
2001                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
2001                            Inc., The Rouse Company, and US Airways
                                Group, Inc.

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
2001                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company

Hubert D. Vos                   Owner/President, Stonington Capital Corp.,
(8/2/33)                        a private investment company
2001

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1996                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.

* Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.

INSIDE DIRECTORS
----------------
NAME                            [NUMBER OF T. ROWE PRICE PORTFOLIOS OVERSEEN]
(DATE OF BIRTH)                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
YEAR ELECTED**                  AND OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
--------------                  -------------------------------------------

James S. Riepe                  Director and Managing Director, T. Rowe Price;
(6/25/43)                       Vice Chairman of the Board, Director, and
2002 [98]                       Managing Director, T. Rowe Price Group, Inc.;
                                Chairman of the Board and Director, T. Rowe
                                Price Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Vice President,
                                International Funds

M. David Testa                  Chief Investment Officer, Director, and
(4/22/44)                       Managing Director, T. Rowe Price; Vice Chairman
1979 [98]                       of the Board, Chief Investment Officer,
                                Director, and Managing Director, T. Rowe Price
                                Group, Inc.; Director and Chairman of the Board,
                                T. Rowe Price Global Asset Management Limited;
                                Vice President and Director, T. Rowe Price Trust
                                Company; Director, T. Rowe Price Global
                                Investment Services Limited and T. Rowe Price
                                International, Inc.; Vice President,
                                International Funds

Martin G. Wade                  Managing Director, T. Rowe Price; Director and
(2/16/43)                       Managing Director, T. Rowe Price Group, Inc.;
1982 [15]                       Chairman of the Board and Director, T. Rowe
                                Price Global Investment Services Limited and
                                T. Rowe Price International, Inc.; Director,
                                T. Rowe Price Global Asset Management Limited;
                                Chairman of the Board, International Funds

**   Each inside director serves until the election of a successor.

OFFICERS
--------
NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED                     PRINCIPAL OCCUPATION(S)
------------------------                     -----------------------

Christopher D. Alderson (3/29/62)             Managing Director, T. Rowe Price
Vice President, International Funds           and T. Rowe Price Group, Inc.;
                                              Vice President, T. Rowe Price
                                              International, Inc.

Mark C.J. Bickford-Smith (4/30/62)            Vice President, T. Rowe Price
Vice President, International Funds           Group, Inc., and T. Rowe Price
                                              International, Inc.

Joseph A. Carrier (12/30/60)                  Vice President, T. Rowe Price,
Treasurer, International Funds                T. Rowe Price Group, Inc., and
                                              T. Rowe Price Investment
                                              Services, Inc.

Michael J. Conelius (6/16/64)                 Vice President, T. Rowe Price,
Vice President, International Funds           T. Rowe Price Group, Inc., and
                                              T. Rowe Price International, Inc.

Ann B. Cranmer (3/23/47)                      Vice President, T. Rowe Price
Assistant Vice President,                     Group, Inc., and T. Rowe Price
International Funds                           International, Inc.; Vice
                                              President and Secretary, T. Rowe
                                              Price Global Asset Management
                                              Limited, and T. Rowe Price Global
                                              Investment Services Limited

Frances Dydasco (5/8/66)                      Vice President, T. Rowe Price
Vice President, International Funds           Group, Inc., and T. Rowe Price
                                              International, Inc.

Mark J.T. Edwards (10/27/57)                  Vice President, T. Rowe Price
Vice President, International Funds           Group, Inc., and T. Rowe Price
                                              International, Inc.

Roger L. Fiery III (2/10/59)                  Vice President, T. Rowe Price,
Assistant Vice President,                     T. Rowe Price Group, Inc., and
International Funds                           T. Rowe Price International, Inc.

John R. Ford (11/25/57)                       Managing Director, T. Rowe Price
President, International Funds                and T. Rowe Price Group, Inc.;
                                              Director, Chief Investment
                                              Officer, and Vice President,
                                              T. Rowe Price International, Inc.

Henry H. Hopkins (12/23/42)                   Managing Director, T. Rowe Price;
Vice President, International Funds           Director and Managing Director,
                                              T. Rowe Price Group, Inc.; Vice
                                              President, T. Rowe Price
                                              International, Inc. and T. Rowe
                                              Price Retirement Plan Services,
                                              Inc.; Vice President and Director,
                                              T. Rowe Price Investment Services
                                              Inc., T. Rowe Price Services,
                                              Inc., and T. Rowe Price Trust
                                              Company

Ian D. Kelson (8/16/56)                       Managing Director, T. Rowe Price
Vice President, International Funds           and T. Rowe Price Group, Inc.;
                                              formerly Head of Fixed Income for
                                              Morgan Grenfell/ Deutsche Asset
                                              Management (to 2000)

     Unless otherwise noted, officers have been employees of T. Rowe Price or
T. Rowe Price International for at least five years.


OFFICERS
--------
NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED                     PRINCIPAL OCCUPATION(S)
------------------------                     -----------------------

Patricia B. Lippert (1/12/53)                 Assistant Vice President, T. Rowe
Secretary, International Funds                Price and T. Rowe Price Investment
                                              Services, Inc.

Ian J. Macdonald (1/7/62)                     Vice President, T. Rowe Price
Vice President, International Funds           Group, Inc., and T. Rowe Price
                                              International, Inc.

David S. Middleton (1/18/56)                  Vice President, T. Rowe Price,
Controller, International Funds               T. Rowe Price Group, Inc., and
                                              T. Rowe Price Trust Company

George A. Murnaghan (5/1/56)                  Managing Director, T. Rowe Price
Vice President, International Funds           and T. Rowe Price Group, Inc.;
                                              Vice President, T. Rowe Price
                                              International, Inc., T. Rowe
                                              Price Investment Services, Inc.,
                                              and T. Rowe Price Trust Company

Gonzalo Pangaro (11/27/68)                    Vice President, T. Rowe Price
Vice President, International Funds           Group, Inc., and T. Rowe Price
                                              International, Inc.

D. James Prey III (11/26/59)                  Vice President, T. Rowe Price
Vice President, International Funds           and T. Rowe Price Group, Inc.

Robert Revel-Chion (3/9/65)                   Vice President, T. Rowe Price
Vice President, International Funds           Group, Inc., and T. Rowe Price
                                              International, Inc.

Christopher J. Rothery (5/26/63)              Vice President, T. Rowe Price
Vice President, International Funds           Group, Inc., and T. Rowe Price
                                              International, Inc.

James B.M. Seddon (6/17/64)                   Vice President, T. Rowe Price
Vice President, International Funds           Group, Inc., and T. Rowe Price
                                              International, Inc.

Robert W. Smith (4/11/61)                     Managing Director, T. Rowe Price
Vice President, International Funds           and T. Rowe Price Group, Inc.;
                                              Vice President, T. Rowe Price
                                              International, Inc.

Benedict R.F. Thomas (8/27/64)                Vice President, T. Rowe Price
Vice President, International Funds           Group, Inc., and T. Rowe Price
                                              International, Inc.

Justin Thomson (1/14/68)                      Vice President, T. Rowe Price
Vice President, International Funds           Group, Inc., and T. Rowe Price
                                              International, Inc.; formerly
                                              Portfolio Manager, G.T. Capital/
                                              Invesco (to 1998)

David J.L. Warren (4/14/57)                   Managing Director, T. Rowe Price
Executive Vice President,                     and T. Rowe Price Group, Inc.;
International Funds                           Director, Chief Executive Officer,
                                              and President, T. Rowe Price
                                              International, Inc.; Director,
                                              T. Rowe Price Global Asset
                                              Management Limited

William F. Wendler II (3/14/62)               Vice President, T. Rowe Price,
Vice President, International Funds           T. Rowe Price Group, Inc., and
                                              T. Rowe Price International, Inc.

Richard T. Whitney (5/7/58)                   Managing Director, T. Rowe Price
Vice President, International Funds           and T. Rowe Price Group, Inc.;
                                              Vice President, T. Rowe Price
                                              International, Inc., and T. Rowe
                                              Price Trust Company

Edward A. Wiese, CFA (4/12/59)                Vice President, T. Rowe Price,
Vice President, International Funds           T. Rowe Price Group, Inc., and
                                              T. Rowe Price Trust Company;
                                              Director, Chief Investment
                                              Officer, and Vice President,
                                              T. Rowe Price Savings Bank

     Unless otherwise noted, officers have been employees of T. Rowe Price or
T. Rowe Price International for at least five years.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------
STOCK FUNDS
DOMESTIC
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*+
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
DOMESTIC TAXABLE
Corporate Income

GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
  Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEYMARKET FUNDS++
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
STOCK
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery+
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

BOND
Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315. + Closed to new investors.
++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202                                            F62-051  4/30/02